UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     REGULATION FD DISCLOSURE.

The following information is being furnished, not filed, pursuant to Item 7.01 - Regulation FD Disclosure of Form 8-K.

MBIA Inc. (the “Company”) today issued the following clarification of the statement in its earnings press release that was issued on Monday February 29 that “it is currently working with Patriarch Partners and other parties to implement a plan to reduce the amount of Zohar II CDO notes outstanding prior to its maturity of January 20, 2017 and to also maximize recoveries of the claims we paid on the Zohar I CDO.”  While MBIA Insurance Corporation, the Company’s subsidiary that insures the notes issued by Zohar II 2005-1 CLO, is currently working to effectuate a transition to a new collateral manager of the ZOHAR I 2003-1, Limited CLO (“Zohar I CLO”) and the Zohar II 2005-1 CLO (“ZOHAR II CLO”), following Patriarch Partners’ resignation from those roles, it is not presently working with Patriarch regarding a plan to reduce the amount of ZOHAR II CLO notes prior to their maturity or to maximize recoveries on the Zohar I CLO.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This current report of MBIA Inc. includes statements that are not historical or current facts and are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “project,” “plan,” “expect,” “intend,” “will likely result,” “looking forward” or “will continue,” and similar expressions identify forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. MBIA cautions readers not to place undue reliance on any such forward-looking statements, which speak only to their respective dates. The following are some of the factors that could affect financial performance or could cause actual results to differ materially from estimates contained in or underlying the Company’s forward-looking statements: the possibility that we will experience severe losses due to the continued deterioration in the performance of residential mortgage-backed securities and collateralized debt obligations; fluctuations in the economic, credit, interest rate or foreign currency environment in the United States and abroad; level of activity within the national and international credit markets; competitive conditions and pricing levels; legislative or regulatory developments; technological developments; changes in tax laws; changes in the Company’s credit ratings; the effects of mergers, acquisitions and divestitures; and uncertainties that have not been identified at this time. The Company undertakes no obligation to publicly correct or update any forward-looking statement if it later becomes aware that such results are not likely to be achieved.  The reader should, however, consult any further disclosures MBIA may make in its filings of its reports on Form 10-K, Form 10-Q and Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date: March 1, 2016